SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                                APRIL 19, 1996

                             IDEON GROUP, INC.
           (Exact name of registrant as specified in its charter)

         DELAWARE                     1-11465             59-3293212
 (State or other jurisdiction      (Commission File      (IRS Employer
 of incorporation or organization)      Number)        Identification No.)

            7596 CENTURION PARKWAY, JACKSONVILLE, FLORIDA 32256
                  (Address of principal executive offices)

            Registrant's telephone number, including area code:
                               (904) 218-1800

                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


     ITEM 5.   OTHER EVENTS.

          On April 19, 1996, Ideon Group, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger
     Agreement") with CUC International Inc. ("CUC") and IG
     Acquisition Corp., a wholly-owned subsidiary of CUC ("Sub"), which provides for the merger of Sub with and into the Registrant (the "Merger").

          Pursuant to the Merger Agreement, at the effective time of the Merger, each share of the Registrant's common stock, par value $0.01 per share (the "Shares") will be converted into the right to receive that number of shares of CUC's common stock, par value $0.01 per share ("CUC Common Stock"), equal to the quotient obtained by dividing $13.50 by the average closing price per share of CUC Common Stock on the New York Stock Exchange ("NYSE") on the NYSE Composite Tape during the fifteen consecutive trading day period ending on the second calendar day immediately preceding the Registrant's stockholder meeting to approve the Merger; provided, however, that CUC will not issue less than
     0.3750 nor more than 0.6136 shares of CUC Common Stock for each Share. A copy of the Merger Agreement is filed as Exhibit 2 hereto and is incorporated herein by reference.

          On April 22, 1996, the Registrant and CUC issued a joint press release announcing the execution of the Merger Agreement. The terms of the transaction described in the press release are qualified in their entirety by the Merger Agreement. A copy of such press release is filed as Exhibit 20 hereto and is incorporated herein by reference.


     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

          (a)  Financial Statements of the Businesses Acquired.
               Not Applicable.

          (b)  Pro Forma Financial Information.
               Not Applicable.

          (c)  Exhibits:

     Ex. No.     Description

          2. Agreement and Plan of Merger, dated as of April 19, 1996, by and among Ideon Group, Inc., CUC
                 International Inc. and IG Acquisition Corp.

          20. Text of joint press release issued by the Registrant and CUC on April 22, 1996.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IDEON GROUP, INC.

     Date: April  23, 1996              By:   /s/ G. Thomas Frankland

                                         Name: G. Thomas Frankland
                                         Title: Vice Chairman and
																																																Chief Financial Officer


     EXHIBIT INDEX

     Ex. No.        Description

          2. Agreement and Plan of Merger, dated as of April 19, 1996, by and among Ideon Group, Inc., CUC
                 International Inc. and IG Acquisition Corp.

          20. Text of joint press release issued by the Registrant and CUC on April 22, 1996.